Pro Forma Balance Sheet for the Year Ended December 31, 2001
(in thousand)


                                                                        First          First
                                                                       Security        State
                                                                        Group           Bank          adjustments         Pro Forma

ASSETS
Cash and due from banks                                               $ 17,899        $ 2,204        $      --            $ 20,103
Federal funds sold and securities purchased under
  agreements to resell                                                      --          3,352               --               3,352
                                                                      ------------------------------------------------------------
Cash and cash equivalents                                               17,899          5,556               --              23,455
                                                                      ------------------------------------------------------------
Interest bearing deposits with banks                                        --          1,810               --               1,810
                                                                      ------------------------------------------------------------
Securities available for sale                                           37,287         12,744               --              50,031
                                                                      ------------------------------------------------------------
Loans                                                                  291,043         21,314               --             312,357
Less: Allowance for loan losses                                          3,825            377               --               4,202
                                                                      ------------------------------------------------------------
                                                                       287,218         20,937               --             308,155
                                                                      ------------------------------------------------------------
Premises and equipment, net                                              9,829          1,237              264(1)           11,330
                                                                      ------------------------------------------------------------
Intangible assets                                                        6,193             --            2,269(2)            8,462
                                                                      ------------------------------------------------------------
Other assets                                                             3,440            830               --               4,270
                                                                      ------------------------------------------------------------
TOTAL ASSETS                                                          $361,866        $43,114        $   2,533            $407,513
                                                                      ============================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Deposits
     Noninterest bearing demand                                       $ 48,347        $ 5,193        $      --            $ 53,540
     Interest bearing demand                                            22,051          3,387               --              25,438
     Savings and money market accounts                                  61,754          8,489               --              70,243
     Certificates of deposit of $100 thousand or more                   64,885          4,594               --              69,479
     Certificates of deposit of less than $100 thousand                 96,840         15,276               --             112,116
                                                                      ------------------------------------------------------------
     Total deposits                                                    293,877         36,939               --             330,816
Federal funds purchased and securities sold under agreement to
     repurchase                                                         21,528             --               --              21,528
Other borrowings                                                         4,610             --               --               4,610
Other liabilities                                                        2,586            413              (34)(3)           2,965
                                                                      ------------------------------------------------------------
Total liabilities                                                      322,601         37,352              (34)            359,919
STOCKHOLDERS' EQUITY                                                    39,265          5,762            2,567(4)           47,594
                                                                      ------------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                            $361,866        $43,114        $   2,533            $407,513
                                                                      ============================================================

(1) Assumption: First State Bank's building and land located at 2905 Maynardville Highway, Maynardville, TN 37807, are written up by $250 thousand and $20 thousand, respectively, to their fair market values as of December 31, 2000. Assuming a 40 year useful life, the estimated depreciation expense for the write-up of the building is $6 thousand per year. Therefore, the estimated adjustment for the end of year pro forma 2001 balance sheet is $264 thousand, i.e. $250 thousand plus $20 thousand less $6 thousand.

(2) Assumption: An intangible asset is created through the purchase of First State Bank using an effective date of December 31, 2000, as follows: purchase price less stockholders' equity less write-up of premises and equipment, i.e. $8.1 million less $5.399 million less $270 thousand. Additional assumption: The intangible asset is amortized over a useful life of 15 years, thus creating approximately $162 thousand of amortization expense per year. Therefore, the net book value of the intangible asset as of December 31, 2001 is estimated to be $2.269 million.

(3) Estimated reduction of tax liability based on additional building depreciation expense, intangible amortization expense, and First State Bank's effective tax rate, i.e. $6 thousand building depreciation expense, $162 thousand intangible amortization expense and 20% effective tax rate or ($6 thousand + $162 thousand) x 20%.

(4) Change in stockholders' equity is equal to the purchase price less First State Bank's stockholders' equity as of December 31, 2000 less the change in net income resulting from the additional building depreciation expense and intangible amortization expense, net of income tax, i.e. $8.1 million purchase price less $5.399 million stockholders equity less $134 thousand change in net income. Change in net income: $6 thousand building depreciation expense plus $162 thousand intangible amortization expense less $34 thousand income tax benefit.

Pro Forma Statement of Income for the Year End December 31, 2001
(in thousands, except per share data)


                                                                 First            First
                                                                Security          State
                                                                 Group            Bank            adjustments        Pro Forma

INTEREST INCOME
     Loans, including fees                                       $18,886          $2,060          $  --              $20,946
     Debt securities - taxable                                     1,635             427             --                2,062
     Debt securities - nontaxable                                     --             238             --                  238
     Deposits with banks                                              --              97             --                   97
     Other                                                           272              97             --                  369
                                                                 -----------------------------------------------------------
          Total interest income                                   20,793           2,919             --               23,712
                                                                 -----------------------------------------------------------

INTEREST EXPENSE
     Interest bearing demand deposits                                305              74             --                  379
     Savings and money market deposits                             1,303             179             --                1,482
     Certificates of deposit of $100 thousand or more              2,852             208             --                3,060
     Certificates of deposit of less than $100 thousand            4,934             791             --                5,725
     Other                                                           389              14             --                  403
                                                                 -----------------------------------------------------------
          Total interest expense                                   9,783           1,266             --               11,049
                                                                 -----------------------------------------------------------

NET INTEREST INCOME                                               11,010           1,653             --               12,663
     Provision for loan losses                                     2,496              32             --                2,528
                                                                 -----------------------------------------------------------
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES                8,514           1,621             --               10,135
                                                                 -----------------------------------------------------------

NONINTEREST INCOME
     Service charges on deposit accounts                           1,381             137             --                1,518
     Other noninterest income                                      1,362              87             --                1,449
                                                                 -----------------------------------------------------------
          Total noninterest income                                 2,743             224             --                2,967
                                                                 -----------------------------------------------------------

NONINTEREST EXPENSE
     Salaries and employee benefits                                5,993             872             --                6,865
     Net occupancy                                                   939             201              6(1)             1,146
     Amortization expense                                            481              --            162(2)               643
     Other noninterest expense                                     3,591             362             --                3,953
                                                                 -----------------------------------------------------------
          Total noninterest expense                               11,004           1,435            168               12,607
                                                                 -----------------------------------------------------------

INCOME BEFORE INCOME TAX PROVISION                                   253             410           (168)                 495
     Income tax provision                                            235              82            (34)(3)              283
                                                                 -----------------------------------------------------------
NET INCOME                                                       $    18          $  328          $(134)             $   212
                                                                 ===========================================================

NET INCOME PER SHARE
     BASIC                                                       $    --                                             $   .04
     DILUTED                                                     $    --                                             $   .04
WEIGHTED AVERAGE SHARES OUTSTANDING
     BASIC                                                         4,354                            810(4)             5,164
     DILUTED                                                       4,543                            810                5,353


(1) Assumption: First State Bank's building located at 2905 Maynardville Highway, Maynardville, TN 37807, is written up by $250 thousand to its fair market value as of December 31, 2000. Assuming a 40 year useful life, the estimated depreciation expense for 2001 for the write-up of the building is $6 thousand.

(2) Assumption: An intangible asset is created through the purchase of First State Bank using an effective date of December 31, 2000, as follows: purchase price less stockholders' equity less write-up of premises and equipment, i.e. $8.1 million less $5.399 million less $270 thousand. Further assumption: The intangible asset is amortized over a useful life of 15 years, thus creating approximately $162 thousand of amortization expense for 2001.

(3) Estimated tax benefit based on additional building depreciation expense, additional intangible amortization expense, and First State Bank's effective tax rate, i.e. $6 thousand building depreciation expense, $162 thousand intangible amortization expense and 20% effective tax rate or ($6 thousand + $162 thousand) x 20%. 4 Assumption: First Security Group, Inc. issues 810 thousand shares at $10 per share to raise the funds to acquire First State Bank effective December 31, 2000.

Pro Forma Balance Sheet for Three Months Ended March 31, 2002
(in thousand)


                                                                             First        First
                                                                            Security      State
                                                                             Group        Bank          adjustments       Pro Forma

ASSETS

Cash and due from banks                                                     $ 12,607      $ 2,691      $      --          $ 15,298
Federal funds sold and securities purchased under agreements to resell        15,220        2,046             --            17,266
                                                                            -------------------------------------------------------
Cash and cash equivalents                                                     27,827        4,737             --            32,564
                                                                            -------------------------------------------------------
Interest bearing deposits with banks                                              --        1,811             --             1,811
                                                                            -------------------------------------------------------
Securities available for sale                                                 39,422       13,707             --            53,129
                                                                            -------------------------------------------------------
Loans                                                                        288,369       21,388             --           309,757
Less: Allowance for loan losses                                                3,937          377             --             4,314
                                                                            -------------------------------------------------------
                                                                             284,432       21,011             --           305,443
                                                                            -------------------------------------------------------
Premises and equipment, net                                                    9,751        1,214            262(1)         11,227
                                                                            -------------------------------------------------------
Intangible assets                                                              6,193           --          2,269(2)          8,462
                                                                            -------------------------------------------------------
Other assets                                                                   3,884          859             --             4,743
                                                                            -------------------------------------------------------
TOTAL ASSETS                                                                $371,509      $43,339      $   2,531          $417,379
                                                                            ======================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES

Deposits
     Noninterest bearing demand                                             $ 54,093      $ 5,318      $      --          $ 59,411
     Interest bearing demand                                                  23,134        3,396             --            26,530
     Savings and money market accounts                                        71,242        9,173             --            80,415
     Certificates of deposit of $100 thousand or more                         65,023        4,610             --            69,633
     Certificates of deposit of less than $100 thousand                       95,411       14,759             --           110,170
                                                                            -------------------------------------------------------
     Total deposits                                                          308,903       37,256             --           346,159
Federal funds purchased and securities sold under agreement
  to repurchase                                                               11,224           --             --            11,224
Other borrowings                                                               6,000           --             --             6,000
Other liabilities                                                              3,094          396            (34)(3)         3,456
                                                                            -------------------------------------------------------
Total liabilities                                                            329,221       37,652             --           366,839

STOCKHOLDERS' EQUITY                                                          42,288        5,687          2,565(4)         50,540
                                                                            -------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                  $371,509      $43,339      $   2,531          $417,379
                                                                            ======================================================


(1) Assumption: First State Bank's building and land located at 2905

         Maynardville Highway, Maynardville, TN 37807, are written up by $250 thousand and $20 thousand, respectively, to their fair market values as of December 31, 2000. Assuming a 40 year useful life,
     the estimated depreciation expense for the write-up of the building is $6 thousand per year or $2 thousand per quarter.
Therefore, the
     estimated adjustment for the end of period pro forma 2002 balance sheet is $262 thousand, i.e. $250 thousand plus $20 thousand less $8 thousand.

(2) Assumption: An intangible asset is created through the purchase of First State Bank using an effective date of December 31, 2000, as follows: purchase price less stockholders' equity less write-up of premises and equipment, i.e. $8.1 million less $5.399 million less $270 thousand. Additional assumption: The intangible asset is amortized over a useful life of 15 years, thus creating approximately $162 thousand of amortization expense per year. Additional assumption: A significant portion of the intangible asset is goodwill, and, as a result of the adoption of FAS 142, is not amortized after December 31, 2001. Any amortization of a core deposit intangible is not considered significant to the pro financial statements. Therefore, the amortization expense for the three months ended March 31, 2002 is $0. As a result, the net book value of the intangible asset as of March 31, 2002 is estimated to be $2.269 million.

(3) Estimated reduction of tax liability based on additional building depreciation expense, intangible amortization expense, and First State Bank's effective tax rate for year end 2001 and three month period ending March 31, 2002, i.e. $8 thousand building depreciation expense, $162 thousand intangible amortization expense, and 20% and 24.5%, respectively, effective tax rates or [($6 thousand + $162 thousand) x 20%] + [($2 thousand + $0) x 24.5%].

(4) Change in stockholders' equity is equal to the purchase price less First State Bank's stockholders' equity as of December 31, 2000 less the change in net income resulting from the additional building depreciation expense and intangible amortization expense, net of income tax, for the year ended December 31, 2001 and the three months ended March 31, 2002, i.e. $8.1 million purchase price less $5.399 million stockholders equity less $136 thousand change in net income. Change in net income for the year ended December 31, 2001 and three month period ended March 31, 2002: $8 thousand building depreciation expense plus $162 thousand intangible amortization expense less $34 thousand income tax benefit.

Pro Forma Statement of Income for the Three Months Ended March 31, 2002 (in thousands, except per share data)


                                                                    First           First
                                                                   Security         State
                                                                    Group           Bank            adjustments         Pro Forma

INTEREST INCOME
     Loans, including fees                                         $5,329            $483            $  --                $5,812
     Debt securities - taxable                                        446              75               --                   521
     Debt securities - nontaxable                                      --              85               --                    85
     Deposits with banks                                               --              24               --                    24
     Other                                                             12              17               --                    29
                                                                   -------------------------------------------------------------
          Total interest income                                     5,787             684               --                 6,471
                                                                   -------------------------------------------------------------

INTEREST EXPENSE
     Interest bearing demand deposits                                  49              12               --                    61
     Savings and money market deposits                                320              43               --                   363
     Certificates of deposit of $100 thousand or more                 644              43               --                   687
     Certificates of deposit of less than $100 thousand               909             142               --                 1,051
     Other                                                            130               3               --                   133
                                                                   -------------------------------------------------------------
          Total interest expense                                    2,052             243               --                 2,295
                                                                   -------------------------------------------------------------

NET INTEREST INCOME                                                 3,735             441               --                 4,176
     Provision for loan losses                                        110              --               --                   110
                                                                   -------------------------------------------------------------
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES                 3,625             441               --                 4,066
                                                                   -------------------------------------------------------------

NONINTEREST INCOME
     Service charges on deposit accounts                              415              30               --                   445
     Other noninterest income                                         432              22               --                   454
                                                                   -------------------------------------------------------------
          Total noninterest income                                    847              52               --                   899
                                                                   -------------------------------------------------------------

NONINTEREST EXPENSE
     Salaries and employee benefits                                 1,845             215               --                 2,060
     Net occupancy                                                    249              49                2(1)                300
     Amortization expense                                              --              --                0(2)                 --
     Other noninterest expense                                      1,075             123               --                 1,198
                                                                   -------------------------------------------------------------
          Total noninterest expense                                 3,169             387                2                 3,558
                                                                   -------------------------------------------------------------

INCOME BEFORE INCOME TAX PROVISION                                  1,303             106               (2)                1,407
     Income tax provision                                             497              26                0(3)                523
                                                                   -------------------------------------------------------------
NET INCOME                                                         $  806            $ 80            $  (2)               $  884
                                                                   =============================================================

NET INCOME PER SHARE
     BASIC                                                         $ 0.16                                                 $ 0.15
     DILUTED                                                       $ 0.16                                                   0.15
WEIGHTED AVERAGE SHARES OUTSTANDING
     BASIC                                                          5,010                              810(4)              5,820
     DILUTED                                                        5,092                              810                 5,902


(1) Assumption: First State Bank's building located at 2905 Maynardville Highway, Maynardville, TN 37807, is written up by $250 thousand to its fair market value as of December 31, 2000. Assuming a 40 year useful life, the estimated depreciation expense for the three months ended March 31, 2002 for the write-up of the building is $2 thousand.

(2) Assumption: A significant portion of the intangible asset is goodwill, and, as a result of the adoption of FAS 142, is not amortized after December 31, 2001. Any amortization of a core deposit intangible is not considered significant to the pro financial statements. Therefore, the amortization expense for the three months ended March 31, 2002 is $0.

(3) Estimated tax benefit based on additional building depreciation expense and First State Bank's effective tax rate, i.e. $2 thousand building depreciation expense and 24.5% effective tax rate or $2 thousand x 24.5%.

(4) Assumption: First Security Group, Inc. issues 810 thousand shares at $10 per share to raise the funds to acquire First State Bank effective December 31, 2000.